SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004


                               CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)


                                   Minnesota
                 (State or Other Jurisdiction of Incorporation)



      0-29299                                                   41-1457090
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                             3400 West 66th Street
                             Edina, Minnesota 55435
             (Address of Principal Executive Offices and Zip Code)


                                 (952) 944-7777
              (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements: None.

      (b) Pro forma financial information: None.

      (c) Exhibits:

          Exhibit 99    Press release dated May 11, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 11, 2004, CorVu Corporation issued a press release announcing its 2004 third quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

      The information in this Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CORVU CORPORATION


                                          By  /S/ DAVID C. CARLSON
                                            ----------------------------
Date:  May 12, 2004                           David C. Carlson
                                              Chief Financial Officer

EXHIBIT INDEX

                               CorVu Corporation
                            Form 8-K Current Report




Exhibit Number          Description

      99                Press release dated May 11, 2004